Exhibit 99.1
Acquisition of Selected PNC Pennsylvania Banking Operations April 7, 2009

This presentation contains forward-looking information for First Niagara Financial Group, Inc. Such information constitutes forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Safe Harbor Statement

Acquisition Highlights Acquiring $4.2B deposits, $839mm loans, 57 branches & adding jobs National City branches being divested following the PNC - National City merger Western PA market: Pittsburgh - 50 branches, Erie - 6 branches, Warren -1 branch Retaining 500 jobs and creating 150 -200 new positions in PA and NY Extending FNFG's successful model to comparable markets Top 3 deposit market share in Pittsburgh/ Erie/ Warren, Albany and Buffalo PA Market demographics are very similar to First Niagara's Upstate New York markets Solid middle market commercial lending presence/CRE to be established Low-risk, attractively priced transaction Low deposit premium 1.30% Strong pro forma capital levels Limited asset risk - small performing loan portfolio free of high risk exposures Provides $3.2B boost to liquidity IRR well in excess of cost of capital Highly accretive to 2010 EPS

Well Positioned in Existing & New Markets FNFG Pro Forma Top 5 Regions Upstate NY and Western PA - Comparable Demographics Equivalent median age, per capita income and population trends Deposit market size almost identical - ~$50 billion 1 Source: SNL Financial. Note: Deposit data as of 30-Jun-08, except for Pittsburgh, Erie and Warren markets which are as of 31-Dec-08. 1 Deposit market size and share excludes home office deposits

Pittsburgh MSA Hitting the Ground Running Erie MSA Competitive Landscape Markets currently served by a combination of mega-banks and small local banks Will fill niche in the middle - large bank capabilities with the service and touch of a local community bank Source: SNL Financial Note: Deposit data as of 30-Jun-08, except for divested deposits which are as of 31-Dec-08. Deposit data excludes home office deposits

Significantly Enhances Liquidity Position $3.2 billion in cash from transaction Conservatively invest in shorter term securities Redeploy to support enterprise wide loan growth Loan / Deposit Ratio First Niagara Standalone 12/31/2008 First Niagara Pro Forma 12/31/2008

Leverages Strong Growth Momentum Multiple avenues to grow and enhance this outstanding opportunity Retail Optimize / re-position acquired franchise Implement our operating model (pricing discipline, platform productivity, investments, mortgage) Scale network to take advantage of market opportunities Commercial Aggressively grow corporate / middle market business Scale small business banking model CRE market opportunity Grow and cross-sell insurance and benefits franchise

Key Acquisition Terms Transaction Acquiring deposits and select assets of 57 branches in Western PA market (Pittsburgh, Erie and Warren) from PNC Assets and Liabilities Acquired Deposits of $4.161 billion Performing loans of $839 million (No 30+day delinquent loans) Consideration 1.3% premium to total deposits at close Based on December 31, 2008, deposits, premium would be $54.1 million Common Equity Issuance First Niagara has the option to issue the lesser of $75mm or 6,818,182 shares to PNC at closing Share price set at volume weighted average price for the 5 trading days prior to closing Debt Issuance First Niagara has the option to issue holding company senior unsecured debt to PNC equal to $150mm less the proceeds of any common equity issuance to PNC at closing 12.0% coupon and a 5 year maturity Redeemable at par at any time in $10mm increments Expected Closing Third quarter 2009, subject to regulatory approval and other customary closing conditions

Note: As of December 31, 2008. Large and Attractive Deposit Base Better transaction account mix than we have today Potential CD re-pricing opportunity Conservative run-off assumptions Total Deposits = $4.2 billion Deposit Cost = 2.5%

Limited Asset Risk in Acquired Portfolio Middle Market Commercial High % of secured loans (48%) and 1st lien mortgages (19%) Seasoned - average age of 4 yrs 92% in PA Industrial and Consumer sectors are 70% of portfolio No loans 30+ days past due In-market portfolio Credit mark of $48mm (5.8%) Total Loans = $839 million Small Business 97% in PA and diversified by industry Primary industries are real estate, consumer, and services Consumer WA FICO score of 737 Seasoned - average age of 4 yrs No subprime or residential construction loans Consumer Loans Small Business Middle Market Commercial East 8 41 51 Consumer Loans 8% Small Business 41% Middle Market Commercial 51%

Combination of top down (market potential / strategic fit) and bottom-up (integration planning, data analysis, credit risk) Outside advisors involved in due diligence, including loans acquired Key Transaction Risks Mitigating Factors Deposit Retention Risk Conservative run-off assumptions Detailed branch location review Credit Risk No exposure to higher-risk assets All loans current at closing date Small loan portfolio relative to deposits Integration Risk Significant acquisition experience Closing / conversion date provides ample time for transition Excess system capacity can handle increased operational scale Significant marketing and build-out expenses planned Human Capital Risk Expect strong level of excitement from National City employees Positive environment at FNFG - high employee engagement scores Extensive Due Diligence Completed

Financially Attractive Transaction IRR well in excess of cost of capital Strongly accretive to 2010 EPS 1 Assumes shares issued to PNC at $11.00. 2 Operating earnings exclude impact of approximately $12 million of one-time after-tax expenses in 2009.

Strong Pro Forma Capital Position Note: Tier 1 and Total Capital ratios represent First Niagara Bank ratios. 1 Pro forma for $75 million equity issuance and $75 million holding company senior unsecured debt issuance. 2 Annual retained earnings generation defined as pro forma earnings less dividends plus intangible amortization. Run Rate Annual Tangible Retained Earnings Generation 2 45-50 bps of Tangible Assets 20-25 bps of Risk Weighted Assets (net of deployment of securities into loans)

Winning Bank Characteristics: Ample capital to support balance sheet and play offense No toxic assets - strong underwriting standards Abundance of stable, low cost deposit funding Exportable competitive advantages Scalable operating platform Markets and customers with significant growth potential Strong talent pool Proven management focus, discipline and execution Tough Times Breed Opportunities FIRST NIAGARA: A WINNING FRANCHISE

Supplemental Financial Disclosure

Profitability Assumptions

	Acquired Operations
Deposit Run-Off	25 – 35%, CD runoff higher than core deposit runoff
Loan Growth	$150 – 200mm year
Securities Portfolio[1]	Predominantly Agency MBS
Net Interest Margin	2.25 – 2.75%
Non-Interest Income / Net Revenue	~30%
Cash Efficiency Ratio	~55%
Amortization Expense – CDI	CDI of 2.0% on non-CD deposits, 10 year SYD
Amortization Expense – Other	Capitalized expense amortization of $1.5 – 2.5 mm/year
One Time Non Capitalized Expenses	~$12 – 14 mm after tax
Marginal Tax Rate	~40%

[1] Includes investment of cash received from PNC, as well as from any capital raised.

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First Niagara

Loan Portfolio Details Note: Balances represent 31-Dec-08 data. Loan stratification data based off of Nov-08 loan tape data. Middle Market Commercial Small Business Consumer Balance $424mm $346mm $69mm Average Loan Amount $809k $67k $5.6k Weighted Average Rate 5.3% 6.8% 7.9% Seasoning > 1 year 85% 85% 78% PA 92% 97% 96% DTI NA NA 36% WA FICO - at Origination - % > 700 NA NA 737 65%

Acquired Portfolio Lifetime Credit Loss Expectation

Acquired Balance Sheet

First Niagara Financial Group's common stock is listed on the NASDAQ Global Select Market and is traded under the symbol FNFG Additional information is available at www.fnfg.com Investor Inquires: Tony Alessi Vice President 716.625.7692 tony.alessi@fnfg.com